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DELAWARE Medallion      [DELAWARE Medallion LOGO]
VARIABLE ANNUITY APPLICATION

                          Allmerica Financial Life Insurance and Annuity Company
                                         440 Lincoln Street, Worcester, MA 01653
                                                     Print clearly in black ink.

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1 ANNUITANT
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  First              Middle                     Last

  ______________________________________________________________________________
  Street Address                                Apt.

  ______________________________________________________________________________
  City                State                     Zip

  ______________________________________________________________________________
  Daytime Telephone   Sex                       Date of Birth

  (    )             |_| Male  |_|Female             /   /
  ______________________________________________________________________________

  S.S. # _______________________________________________________________________

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2 OWNER (Complete Only if Different from Annuitant or If Joint Owners)
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  First              Middle                     Last

  ______________________________________________________________________________
  Street Address                                Apt.

  ______________________________________________________________________________
  City                State                     Zip

  ______________________________________________________________________________
  S.S.#/Tax I.D.#                                Date of Birth
                                                      /   /

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3 BENEFICIARY
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  Primary

  ______________________________________________________________________________
  Contingent

  ______________________________________________________________________________

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4 TYPE OF PLAN
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|_| Nonqualified                        |_| 403(b) TSA
|_| Nonqualified Deferred Comp.         |_| 408(b) IRA
|_| 401(a) Pension/Profit Sh.           |_| 408(k) SEP-IRA
|_| 401(k) Profit Sharing               |_| 457 Def. Comp.

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5 INITIAL PAYMENT
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  Initial Payment Amount $ _____________________________________________________

  If IRA or SEP-IRA application, the applicant has received a Disclosure Buyer's Guide and this payment is a (check one)
  |_| Rollover               |_| Trustee to Trustee Transfer
  |_| Regular or SEP-IRA Payment for Tax Year __________________________________

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6  ALLOCATION OF PAYMENTS
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   __ __ __ % General Account-Fixed Interest (157-158) (Not available in OR/WA)
   __ __ __ % Equity/Income (041-042)
   __ __ __ % High Yield (043-044)
   __ __ __ % Capital Reserves (045-046)
   __ __ __ % Money Market (047-048)
   __ __ __ % Growth (049-050)
   __ __ __ % Multiple Strategy (051-052)
   __ __ __ % International Equity (053-054)
   __ __ __ % Value (055-056)
   __ __ __ % Emerging Growth (057-058)
   __ __ __ % _____________________________________________________
   __ __ __ % _____________________________________________________
   __ __ __ % _____________________________________________________
   __ __ __ % _____________________________________________________
   __ __ __ % _____________________________________________________
   1  0  0  % Total
   __ __ __

   Note: If the policy applied for provides for a full refund of the initial payment under its "Right to Examine" provision, that portion of each payment not allocated to the General Account will be allocated solely to the Money Market account during its first 15 days. Reallocation will then be made as specified.

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7 ANNUITY DATE
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  |_| First of month after age 70 (Qualified)

  |_| First of (Month & Year) ______ /______

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8 REPLACEMENT
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  Will the proposed policy replace or change any existing annuity or insurance policy?

  |_| No |_| Yes (If yes, list company name and policy number)
  _______________________________________________________________

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9 PRINCIPAL OFFICE AMENDMENTS
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  (Not application in West Virginia)

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10 SIGNATURES
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   It is understood, and agreed that: (1) the above information is true and complete to the best of my knowledge; (2) this application, a copy of which will be attached to the policy when issued, will become a part of the policy issued; (3) no agent is authorized to modify the terms of the prospectus, this application or any policy. I acknowledge receipt of a current prospectus describing the policy I am applying for. I understand that annuity payments and other values, when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.

   ___________________________________    ______________________________________
   Signature of Owner                     Signed at (City and State)       Date

   ___________________________________    ______________________________________
   Signature of Owner                     Signature of Registered Representative


Form SML-1340 (9/93)                                                 (Rev. 9/95)
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11 TELEPHONE TRANSFERS
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   |_| I hereby authorize and direct Allmerica Financial Life Insurance and
   Annuity Company to accept telephone instructions from any person who can furnish proper identification to exchange units from subaccount to subaccount and/or change the allocation of future investments. I agree to hold harmless and indemnify Allmerica Financial Life Insurance and Annuity Company and its affiliates and any mutual fund managed by such affiliates and their directors, officers, employees and agents for any losses arising from such instructions.

   Signature of policy owner: ___________________________________________

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12 SYSTEMATIC TRANSFERS
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   I wish to effect (check one:)
   |_| Dollar Cost Averaging Transfers from Fixed Interest Account, Money
       Market or Capital Reserves. (Form SML-1206, Option A)

   |_| Automatic Account Rebalancing Transfers. (Form SML-1206, Option B)

   Systematic Transfer Application must be attached.

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13 MONTHLY AUTOMATIC PAYMENTS (MAP)
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   |_| I wish to authorize monthly automatic deductions from my checking account for application to this policy. (Form 1968)

   MAP authorization and voided check must be attached.

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14 OPTIONAL BILLING REMINDERS
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   |_| I wish to receive periodic reminders that I can include with future remittances. (Form SML-1203)

   Payment reminder request must be attached.

   THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE REGISTERED REPRESENTATIVE.

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15 REPLACEMENT
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a)    Have you reviewed the Annuity and Life Insurance Replacement Regulation of
      the state in which this business was written and do you understand the definition of Replacement as set forth therein? |_| Yes |_| No

b) To the best of your knowledge, will the annuity policy being applied for replace life insurance or annuity policies in this or any other company? If yes, list policies in Section 8. |_| Yes |_| No

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16 REMARKS               Note: Qualified Plans require additional forms.
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________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

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17 REGISTERED REPRESENTATIVE / DEALER INFORMATION
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I certify that (1) the information provided by the owner has been accurately recorded; (2) a current prospectus was delivered; (3) no written sales materials other than those approved by the Principal Office were used; and (4) I have reasonable grounds to believe the purchase of the policy applied for is suitable for the owner.

                                                     (    )
________________________________________________________________________________
Signature of Registered Representative               Telephone

                                                     _____________  ____________
_______________________________________________      ___________________________
Printed Name of Registered Representative             Code Number     TR Code

________________________________________________________________________________
Printed Name of Broker/Dealer                        Code Number

                                                     (    )
________________________________________________________________________________
Address of Broker/Dealer for Policy Delivery         Telephone